Exhibit 99.1

FIRST NATIONAL BANC, INC. & SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

Unaudited

	September 30, 2005	December 31, 2004
	(Unaudited)	(Audited)
ASSETS
Cash and due from banks	6,890,849	10,668,009
Federal funds sold	36,064,000	2,403,000

Cash and cash equivalents	42,954,849	13,071,009
Interest-bearing deposits in other banks	548,342	528,401
Securities available-for-sale	19,302,225	17,578,770
Loans	200,820,277	220,311,351
Less allowance for loan losses	(5,653,974)	(4,172,000)

Loans, net	195,166,303	216,139,351
Premises and equipment, net	8,018,742	8,242,844
Foreclosed real estate, net	663,711	1,335,390
Other investments	1,786,400	1,490,250
Intangible assets	2,347,098	2,474,741
Other assets	3,426,093	4,774,192

Total assets	274,213,763	265,634,948

LIABILITIES
Deposits:
Noninterest-bearing	31,525,086	23,811,209
Interest-bearing	208,298,112	205,818,012

Total deposits	239,823,198	229,629,221
Federal Home Loan Bank advances	9,000,000	10,750,000
Subordinated debentures	5,155,000	5,155,000
Other liabilities	2,786,418	1,960,849

Total liabilities	256,764,615	247,495,070

SHAREHOLDERS’ EQUITY
Common stock - par value $.001 per share; 9,000,000 shares authorized; 1,033,802 and 1,033,802 issued in 2005 and 2004, respectively	1,033	1,033
Preferred stock - par value $.001 per share 1,000,000 shares authorized; none issued
Additional paid-in capital	16,646,096	16,646,096
Retained earnings	1,753,904	2,392,060
Accumulated other comprehensive loss	(120,083)	(72,109)

	18,280,950	18,967,080
Treasury stock, at cost - 17,426 shares in 2005 and 17,326 shares in 2004	(831,802)	(827,202)

Total shareholders’ equity	17,449,148	18,139,878

Total liabilities and shareholders’ equity	274,213,763	265,634,948

FIRST NATIONAL BANC, INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
INTEREST INCOME
Loans, including fees	$3,882,524	$3,944,481	$12,075,716	$10,075,482
Investment securities:
Taxable	125,503	114,512	363,531	253,000
Tax-exempt	9,000	10,500	28,382	31,500
Other interest	257,089	13,846	344,971	35,981

Total interest income	4,274,116	4,083,339	12,812,600	10,395,963

INTEREST EXPENSE
Deposits	1,510,915	926,304	4,094,954	2,336,431
Federal Home Loan Bank advances	137,795	140,667	387,197	418,805
Other borrowed funds	88,229	74,930	252,328	143,671

Total interest expense	1,736,938	1,141,901	4,734,478	2,898,907

NET INTEREST INCOME	2,537,178	2,941,438	8,078,122	7,497,056
PROVISION FOR LOAN LOSSES	(57,500)	(49,000)	(3,654,500)	(314,658)

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	2,479,678	2,892,438	4,423,622	7,182,398

NONINTEREST INCOME
Service charges on deposit accounts	127,636	140,221	362,131	352,254
Mortgage origination fees	109,831	196,668	561,186	442,059
Other service charges and fees	93,019	209,030	239,340	568,637
Other income	346,488	77,791	580,687	198,893

Total noninterest income	676,974	623,710	1,743,344	1,561,843

NONINTEREST EXPENSES
Salaries and employee benefits	1,260,781	1,008,361	3,146,071	2,608,202
Net occupancy expense	137,776	131,092	409,281	336,953
Other expenses	1,175,541	1,471,057	3,424,414	3,032,114

Total noninterest expense	2,574,098	2,610,510	6,979,766	5,977,269

INCOME (LOSS) BEFORE INCOME TAXES	582,554	905,638	(812,800)	2,766,972
PROVISION FOR INCOME TAXES (BENEFITS)	219,653	306,953	(377,926)	1,037,190

NET INCOME (LOSS)	362,901	598,685	(434,874)	1,729,782

Earnings (loss) per share:
Basic	$0.36	$0.59	$(0.43)	$1.89

Diluted	$0.35	$0.58	$(0.43)	$1.86

FIRST NATIONAL BANC, INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

Nine Months Ended September 30, 2005 and 2004

Unaudited

	Common Stock		Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Treasury Stock	Total
	Shares	Amount
BALANCE - DECEMBER 31, 2003	492,441	$492	$7,113,867	$4,881,686	$11,161	$(217,110)	$11,790,096
Comprehensive income:
Net income				1,729,782			1,729,782
Other comprehensive income:
Net change in unrealized gain on securities available-for-sale, net tax effects					8,704		8,704

Total comprehensive income							1,738,486

Exercise of options	10,775	11	353,344			(132,367)	220,988

Cash dividends				(424,658)			(424,658)

Purchase of treasury stock (11,332 shares)						(427,749)	(427,749)

Stock issuance in merger	204,000	204	9,179,211				9,179,415

Stock dividend effected in form of a stock split	325,811	326	(326)

BALANCE - SEPTEMBER 30, 2004	1,033,027	$1,033	$16,646,096	$6,186,810	$19,865	$(777,226)	$22,076,578

BALANCE - DECEMBER 31, 2004	1,033,802	$1,033	$16,646,096	$2,392,060	$(72,109)	$(827,202)	$18,139,878
Comprehensive income:
Net income				(434,874)			(434,874)
Other comprehensive income:
Net change in unrealized gain on securities available-for-sale, net tax effects					(47,974)		(47,974)

Total comprehensive income							(482,848)

Cash dividends				(203,282)			(203,282)

Purchase of treasury stock (100 shares)						(4,600)	(4,600)

BALANCE - SEPTEMBER 30, 2005	1,033,802	$1,033	$16,646,096	$1,753,904	$(120,083)	$(831,802)	$17,449,148

FIRST NATIONAL BANC, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

	2005	2004
OPERATING ACTIVITIES
Net income	$(434,874)	$1,729,782
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	492,677	263,651
Net (gains) losses on sale of securities available for sale	—	26,075
Provision for loan losses	3,654,500	314,658
Net other operating activities	3,504,437	(262,676)

Total adjustments	7,651,614	341,708

Net cash provided by operating activities	7,216,740	2,071,490

INVESTING ACTIVITIES
(Increase) decrease in interest-bearing deposits in banks	(19,941)	448,920
Purchases of securities available for sale	(6,680,829)	(12,321,631)
Proceeds from maturities of securities available for sale	4,836,477	6,516,410
Proceeds from sale of securities available for sale	—	1,973,290
(Increase) decrease in other investments	(296,150)	371,242
(Increase) decrease in loans, net	16,684,171	(32,424,828)
Purchase of premises and equipment	(92,723)	(331,552)
Net cash received in bank acquisition	—	4,475,712

Net cash provided by (used in) investing activities	14,431,005	(31,292,437)

FINANCING ACTIVITIES
Increase (decrease) in deposits	10,193,977	16,643,940
Increase (decrease) in federal funds purchased and securities sold under agreements to repurchase	—	1,557,000
Increase (decrease) in Federal Home Loan Bank Advances	(1,750,000)	5,250,000
Proceeds from issuance of subordinated debentures	—	5,155,000
Dividends paid	(203,282)	(424,658)
Proceeds from exercise of stock options	—	111,988
Purchase of treasury shares	(4,600)	(427,749)

Net cash provided by (used in) financing activities	8,236,095	27,865,521

Net decrease in cash and due from banks	29,883,840	(1,355,426)

Cash and due from banks at beginning of year	13,071,009	9,620,226

Cash and due from banks at end of year	$42,954,849	$8,264,800

FIRST NATIONAL BANC, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 1.	METHOD OF PRESENTATION

The accompanying unaudited consolidated financial statements, which are for interim periods, do not include all disclosures provided in the annual consolidated financial statements. These financial statements and the notes thereto should be read in conjunction with the annual financial statements and the notes thereto for the year ended December 31, 2004 included in the Company’s annual report on Form 10-KSB.

All material intercompany balances and transactions have been eliminated.

In the opinion of the Company, the accompanying unaudited consolidated financial statements contain all adjustments (which are of a normal recurring nature) necessary for a fair presentation of the financial statements. The results of operations for the nine months ended September 30, 2005 are not necessarily indicative of the results to be expected for the full year.

NOTE 2.	PENDING MERGER

The directors of the Company entered into a definitive merger agreement with Ameris Bancorp, formerly ABC Bancorp, a multi-bank holding company with headquarters in Moultrie, Georgia, whereby Ameris Bancorp would acquire all the outstanding common stock of the Company in exchange for cash and common stock of Ameris Bancorp. The merger is subject to approval by the Company’s shareholders and certain regulatory authorities. Upon completion of the merger, First National Bank, St. Mary’s will be merged with and into The First Bank of Brunswick and will thereafter be operated as a branch of The First Bank of Brunswick. First National Bank, Orange Park, will be operated as a separate subsidiary.

The merger was approved by the Company’s shareholders and certain regulatory authorities and was closed on December 16, 2005.